PENSION AND RETIREMENT BENEFIT PLANS. (Details) - Retirement Plan [Member] - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2019	Sep. 30, 2018	Sep. 30, 2019	Sep. 30, 2018
Interest cost	$ 190	$ 174	$ 570	$ 522
Service cost	94	106	282	318
Expected return on plan assets	(190)	(204)	(570)	(612)
Net periodic expense	$ 94	$ 76	$ 282	$ 228